UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2018

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2018, MagneGas Applied Technology Solutions, Inc. (the “Company”) convened and thereafter adjourned its annual meeting of stockholders (the “Meeting”) in accordance with the Company’s bylaws in order to solicit additional votes for the two (2) proposals described in detail in the Company’s definitive proxy statement for the Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on November 7, 2018. As of the record date for the Meeting, there were approximately 131,055,862 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to one vote for each share held (“Common Stock”). The Company needs 65,527,932 shares present in person or by proxy in the aggregate in order to achieve a quorum. At the Meeting there were 11,256,805 shares of Common Stock present in the aggregate, which did not constitute a quorum. Because a quorum was not achieved the Company adjourned the Meeting in accordance with its bylaws.

The preliminary voting results for the adjournment proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this Current Report on Form 8-K to disclose the final results within four business days after they are known.

Proposal 1 — To elect the nominees named in the Proxy Statement to the Board of Directors (the “Board”).

Nominee	For	Withheld	Broker Non-Votes

Ermanno P. Santilli	8,717,203	1,667,046	--
Scott Mahoney	10,046,299	337,950	--
Kevin Pollack	9,839,880	544,369	--
Robert L. Dingess	7,979,095	605,154	--
William W. Staunton III	9,853,005	531,244	--

Proposal 2 — To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year ended December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,458,114	254,237	544,454	--

The Annual Meeting will be reconvened, in accordance with the Company’s bylaws, at such time as a quorum exists. There will be no change to the record date of November 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2018

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer